UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
(Amendment No. 1)

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 3, 2007
BERRY PLASTICS HOLDING CORPORATION (Exact name of Registrant as specified in its charter)	BERRY PLASTICS CORPORATION (Exact name of Registrant as specified in its charter)
Delaware (State of Incorporation)	Delaware (State of Incorporation)
333-142602 (Commission File Numbers)
35-1814673 (I.R.S. Employer Identification No.)	35-1813706 (I.R.S. Employer Identification No.)
101 Oakley Street Evansville, Indiana (Address of principal executive offices)	47710 (Zip Code)
(812) 424-2904 (Registrant’s telephone number, including area code)
BPC HOLDING CORPORATION (Former Name or Former Address, if Changed Since Last Report)	N.A. (Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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EXPLANATORY NOTE

On April 3, 2007, Berry Plastics Group, Inc. (“Berry Group”), the ultimate parent entity of Berry Plastics Holding Corporation (“Berry Holding”) and Berry Plastics Corporation, and Covalence Specialty Materials Holding Corp. (“Covalence Holding”), the ultimate parent entity of Covalence Specialty Materials Corp. (“CSMC”), completed their previously announced stock-for-stock merger (the “Holdco Merger”). On April 9, 2007, the Company filed a Current Report on Form 8-K (the “Current Report”) to report the merger and related transactions. The purpose of this Amendment No. 1 to the Current Report is to file the financial statements and pro forma information required by Item 9.01 of Form 8-K.

The Company hereby amends and restates Item 9.01 of the Current Report to read in its entirety as follows:

Item 9.01 Financial Statements and Exhibits

(a)	Financial Statements of Covalence Specialty Materials Corp. (Successor) and Tyco Plastics And Adhesives (Predecessor)

Reference is made to the following financial statements incorporated by reference from the Prospectus of Berry Plastics Holding Corporation attached as Exhibit 99.2:

Unaudited Consolidated Financial Statements

Statements of Operations for the Three Months Ended December 29, 2006 (Successor) and December 30, 2005 (Predecessor)

Balance Sheets (Successor) as of December 29, 2006 and September 29, 2006

Statements of Cash Flows for the Three Months Ended December 29, 2006 (Successor) and December 30, 2005 (Predecessor)

Statements of Equity and Comprehensive Income (Loss) (Successor) and Parent Company Equity and Comprehensive Income (Predecessor) for the Three Months Ended December 29, 2006 and December 30, 2005

Notes to Financial Statements (unaudited)

Audited Consolidated Financial Statements

Report of Independent Registered Public Accounting Firm

Statements of Operations For The Periods from February 17, 2006 to September 29, 2006, October 1, 2005 to February 16, 2006, and the Years Ended September 30, 2005 and 2004

Balance Sheets as of September 29, 2006 and September 30, 2005

Statements of Cash Flows For The Periods from February 17, 2006 to September 29, 2006, October 1, 2005 to February 16, 2006, and the Years Ended September 30, 2005 and 2004

Statements of Equity and Comprehensive Income (Loss) (Successor) Company Equity and Comprehensive Income (Predecessor) For The Periods from February 17, 2006 to September 29, 2006, October 1, 2005 to February 16, 2006, and the Years Ended September 30, 2005 and 2004

Notes to Financial Statements

(b)	Financial Statements of Berry Plastics Holding Corporation (Supplemental Combined Financial Statements); Pro Forma Financial and Other data

Reference is made to the following financial statements incorporated by reference from the Prospectus of Berry Plastics Holding Corporation attached as Exhibit 99.2:

Summary Historical and Pro Forma Financial and Other Data
Summary historical and pro forma financial and other data for Berry Holding as of September 30, 2006, and for the period from February 17, 2006 to September 30, 2006

Audited Supplemental Combined Financial Statements

Report of Independent Registered Public Accounting Firm

Supplemental Combined Balance Sheet as of September 30, 2006

Supplemental Combined Statement of Operations for the period from February 17, 2006 to September 30, 2006

Supplemental Combined Statement of Changes in Stockholders’ Equity for the period from February 17, 2006 to September 30, 2006

Supplemental Combined Statement of Cash Flows for the period from February 17, 2006 to September 30, 2006

Notes to Supplemental Combined Financial Statements

Unaudited Supplemental Combined Financial Statements for the Three Months Ended December 30, 2006

Supplemental Combined Balance Sheet as of December 30, 2006

Supplemental Combined Statement of Operations for the three months ended December 30, 2006

Supplemental Combined Statement of Changes in Stockholders’ Equity for the three months ended December 30, 2006

Supplemental Combined Statement of Cash Flows for the three months ended December 30, 2006

Notes to Unaudited Supplemental Combined Financial Statements (Combined First Quarter)

(c) Exhibits

Exhibit No.	Description
10.1(a)

U.S. $400,000,000 Amended and Restated Credit Agreement, dated as of April 3, 2007, by and among Covalence Specialty Materials Corp., Berry Plastics Group, Inc., certain domestic subsidiaries party thereto from time to time, Bank of America, N.A., as collateral agent and administrative agent, the lenders party thereto from time to time, and the financial institutions party thereto.

10.1(b)

U.S. $1,200,000,000 Second Amended and Restated Credit Agreement, dated as of April 3, 2007, by and among Covalence Specialty Materials Corp., Berry Plastics Group, Inc., Credit Suisse, Cayman Islands Branch, as collateral and administrative agent, the lenders party thereto from time to time, and the other financial institutions party thereto (incorporated herein by reference to Exhibit 10.1(b) to our Current Report on Form 8-K, filed on April 10, 2007).

10.1(d)

Amended and Restated Intercreditor Agreement by and among Berry Plastics Group, Inc., Covalence Specialty Materials Corp., certain subsidiaries identified as parties thereto, Bank of America, N.A. and Credit Suisse, Cayman Islands Branch as first lien agents, and Wells Fargo Bank, N.A., as trustee.

10.1(e)	Indenture dated as of February 16, 2006, among Covalence Specialty Materials Corp., the guarantors named therein and Wells Fargo Bank, National Association, as trustee.
10.1(f)

First Supplemental Indenture dated as of April 3, 2007, among Covalence Specialty Materials Corp. (or its successor), the guarantors identified on the signature pages thereto and Wells Fargo Bank, National Association, as trustee.

10.1(g)

Second Supplemental Indenture dated as of April 3, 2007, among Covalence Specialty Materials Corp. (or its successor), Berry Plastics Holding Corporation, the guarantors identified on the signature pages thereto and Wells Fargo Bank, National Association, as trustee.

10.1(h)

Second Supplemental Indenture dated as of April 3, 2007, among Berry Plastics Holding Corporation (or its successor), the existing guarantors identified on the signature pages thereto, the new guarantors identified on the signature pages thereto and Wells Fargo Bank, National Association, as trustee.

10.1(i)

Second Supplemental Indenture dated as of April 3, 2007, among Berry Plastics Holding Corporation (or its successor), the existing guarantors identified on the signature pages thereto, the new guarantors identified on the signature pages thereto and Wells Fargo Bank, National Association, as trustee.

10.1(j)

Supplement No. 1 dated as of April 3, 2007 to the Collateral Agreement dated as of September 20, 2006 among Berry Plastics Holding Corporation, each subsidiary identified therein as a party and Wells Fargo Bank, National Association, as collateral agent.

10.1(k)	Employment Agreement dated May 26, 2006 between Covalence Specialty Materials Corp. and Layle K. Smith
99.1	Press release issued by Berry Group, Inc. and Covalence Specialty Materials Holding Corporation on April 3, 2007.
99.2*

Prospectus of Berry Plastics Holding Corporation relating to the offer to exchange its 10 ¼% senior subordinated notes due 2016 registered under the Securities Act for a like principal amount of its 10 ¼% senior subordinated notes due 2016, as filed with the Securities Exchange Commission on May 14, 2007

*Filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BERRY PLASTICS HOLDING CORPORATION BERRY PLASTICS CORPORATION

Date: June 6, 2007	By:	/s/ James M. Kratochvil
Name: James M. Kratochvil Title: Executive Vice President, Chief Financial Officer, Treasurer and Secretary of the entities listed above